Exhibit 10.1

Execution Version

SECOND AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2013

AMONG

HALCÓN RESOURCES CORPORATION,

AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

AS ADMINISTRATIVE AGENT,

WELLS FARGO BANK, N.A.

AS SYNDICATION AGENT,

BANK OF MONTREAL,

AS DOCUMENTATION AGENT,

AND

THE LENDERS PARTY HERETO

SOLE LEAD ARRANGER

J. P. MORGAN SECURITIES LLC

JOINT BOOKRUNNERS

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC

SECOND AMENDMENT

TO SENIOR REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Second Amendment”) dated as of January 25, 2013 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), Wells Fargo Bank, N.A., as syndication agent for the Lenders and Bank of Montreal, as documentation agent for the Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto, are parties to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 as amended by the First Amendment dated July 31, 2012 (as amended, restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B. The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. Section 1.02 is hereby amended by:

(a) Deleting the definitions of “Agreement” in its entirety and replacing each with the following:

“Agreement” means this Senior Revolving Credit Agreement, as amended by the First Amendment dated July 31, 2012 and the Second Amendment dated January 25, 2013, as the same may be amended or supplemented from time to time.

(b) Adding the following defined terms in the appropriate alphabetical order:

“Projected Production” means, as of any date of determination, the internally forecasted production of each of crude oil, natural gas liquids and natural gas, calculated on a barrel of oil equivalent basis, of the Borrower and its Restricted Subsidiaries, or in the case of a Proposed Acquisition, from the Oil and Gas Properties subject of such Proposed Acquisition, for each month for the period of the next 24 months commencing on the first day of the calendar month immediately following such date of determination.

“Proposed Acquisition” has the meaning assigned such term in Section 9.19(c).

(c) Deleting the defined term “Current Production”.

2.2 Amendments to Section 9.19. Section 9.19 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 9.19 Swap Agreements. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreements with any Person other than:

(a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, (A) 85% of the Projected Production for each month during the period during which such Swap Agreement is in effect for crude oil, natural gas liquids and natural gas, for the period of 24 months following the date such Swap Agreement is executed and (B) 85% of the reasonably anticipated Hydrocarbon production from the total Proved Reserves of the Borrower and its Restricted Subsidiaries (as forecast based upon the most recently delivered Reserve Report), each month during the period during which such Swap Agreement is in effect for crude oil, natural gas liquids and natural gas, calculated on a barrel of oil equivalent basis, for the period of 25 to 66 months following the date such Swap Agreement is executed.

(b) Swap Agreements in respect of interest rates with an Approved Counterparty, as follows: (i) Swap Agreements effectively converting interest rates from fixed to floating, the notional amounts of which (when aggregated and netted with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from fixed to floating) do not exceed 50% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a fixed rate and (ii) Swap Agreements

2

effectively converting interest rates from floating to fixed, the notional amounts of which (when aggregated and netted with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed 75% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate. In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures except to the extent permitted by Section 9.03(d).

(c) In addition to Swap Agreements under Section 9.19(a) and without further limitation, in connection with a proposed acquisition of Oil and Gas Properties or Equity Interests of a Person owning Oil and Gas Properties (a “Proposed Acquisition”), the Borrower or any Restricted Subsidiary may also enter into incremental Swap Agreements with respect to the reasonably anticipated projected production from the Oil and Gas Properties subject of the Proposed Acquisition so long as (i) the Borrower or a Restricted Subsidiary has signed a definitive acquisition agreement in connection with a Proposed Acquisition and (ii) the aggregate notional volumes associated with such incremental Swap Agreements do not exceed (A) 85% of the Projected Production associated with the Oil and Gas Properties subject of such Proposed Acquisition for each month during the period during which each such Swap Agreement is in effect, for each of crude oil, natural gas liquids and natural gas, calculated on a barrel of oil equivalent basis, for the period of 24 months following the date such incremental Swap Agreement is executed and (B) 85% of the reasonably anticipated Hydrocarbon production from the total Proved Reserves associated with the Oil and Gas Properties subject of such Proposed Acquisition (as forecast based upon the reserve report for the Oil and Gas Properties subject of such Proposed Acquisition which has been delivered to the Lenders) for each month during the period during which each such Swap Agreement is in effect, for each of crude oil, natural gas liquids and natural gas, calculated on a barrel of oil equivalent basis, for the period of 25 to 48 months following the date such incremental Swap Agreement is executed. The Borrower may permit such incremental Swap Agreements to remain in place so long as none of the following has occurred: (1) undrawn availability during the period prior to the completion or termination of such acquisition has been reduced to less than 10% of the then effective Borrowing Base, (2) the thirtieth (30th) day after such acquisition has terminated has passed or (3) the 120th day after such definitive acquisition agreement was executed has passed and the acquisition has not been consummated. If such incremental Swap Agreements are not permitted to remain in place pursuant to the preceding sentence, the Borrower shall promptly terminate or unwind such Swap Agreements.

3

Section 3. Conditions Precedent. The provisions of this Second Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Second Amendment Effective Date”):

3.1 The Administrative Agent shall have received a counterpart of this Second Amendment signed by the Borrower, the Guarantors and the Lenders constituting the Majority Lenders.

3.2 The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Second Amendment Effective Date and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3 Loan Document. This Second Amendment is a Loan Document.

4

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.7 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent

4.8 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.9 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

5

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HLP GULF STATES, LLC
GREAT PLAINS PIPELINE COMPANY
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY HOLDINGS (LA), INC.
HRC ENERGY LOUISIANA, LLC HALCON GEO HOLDINGS, LLC
PONTOTOC PRODUCTION COMPANY, INC.
HRC ENERGY RESOURCES (LAFOURCHE), INC.
HALCÓN FIELD SERVICES, LLC

HALCÓN LOUISIANA OPERATING, L.P.

G3 ENERGY, LLC

G3 OPERATING, LLC

WESTERN STAR DRILLING COMPANY

SOUTHERN BAY ENERGY, LLC

SOUTHERN BAY OPERATING, L.L.C.

SOUTHERN BAY LOUISIANA, L.L.C.

CATENA OIL & GAS, LLC

AROC (TEXAS), INC.

HALCON WILLISTON I, LLC

HALCON WILLISTON II, LLC

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

[SIGNATURE PAGE – 2ND AMENDMENT]

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

	By:	/s/ Ronald Dierker
		Name:	Ronald Dierker
		Title:	Managing Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	WELLS FARGO BANK, N.A., as Lender

	By:	/s/ Todd C. Fogle
		Name:	Todd C. Fogle
		Title:	Vice President

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	BMO HARRIS FINANCING, INC., as Lender

	By:	/s/ James V. Ducote
		Name:	James V. Ducote
		Title:	Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	BARCLAYS BANK PLC, as Lender

	By:	/s/ Sreedhar R. Kona
		Name:	Sreedhar R. Kona
		Title:	Assistant Vice President

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	SUNTRUST BANK, as Lender

	By:	/s/ Yann Pirio
		Name:	Yann Pirio
		Title:	Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	CAPITAL ONE, N.A., as Lender

	By:	/s/ Matthew Molero
Name: Matthew Molero
Title: Vice President

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	GOLDMAN SACHS BANK USA, as Lender

	By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	ROYAL BANK OF CANADA, as Lender

	By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	BANK OF AMERICA, N.A., as Lender

	By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	THE ROYAL BANK OF SCOTLAND PLC, as Lender

	By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

	By:	/s/ Ting Lee
Name: Ting Lee
Title: Director

	By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Managing Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	NATIXIS, as Lender

	By:	/s/ Louis P. Laville
Name: Louis P. Laville
Title: Managing Director

	By:	/s/ Timothy L. Polvado
Name: Timothy L. Polvado
Title: Senior Managing Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	ING CAPITAL LLC, as Lender

	By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	COMERICA BANK, as Lender

	By:	/s/ Justin Crawford
Name: Justin Crawford
Title: Senior Vice President

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	DEUTSCHE BANK TRUST COMPANY OF AMERICAS, as Lender

	By:	/s/ Kevin Chichester
Name: Kevin Chichester
Title: Director

	By:	/s/ Eric Pratt
Name: Eric Pratt
Title: Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	AMEGY BANK N.A., as Lender

	By:	/s/ Charles Patterson
Name: Charles Patterson
Title: Senior Vice President

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	THE BANK OF NOVA SCOTIA, as Lender

	By:	/s/ Terry Donovan
Name: Terry Donovan Title: Managing Director

[SIGNATURE PAGE – 2ND AMENDMENT]

LENDER:	KEYBANK NATIONAL ASSOCIATION as Lender

	By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

[SIGNATURE PAGE – 2ND AMENDMENT]